TD WATERHOUSE FAMILY OF FUNDS, INC.

                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                               MUNICIPAL PORTFOLIO
                   CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO
                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                         SUPPLEMENT DATED JUNE 25, 2003
                    TO THE PROSPECTUS DATED DECEMBER 26, 2002

THE DISCLOSURE FOUND UNDER THE SUB-HEADING "ACCOUNT PROTECTION" ON PAGE 14 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account are protected up to $150 million per customer. The first $500,000 of coverage is provided by Securities Investor Protection Corporation ("SIPC") of which up to $100,000 covers cash. A SIPC explanatory brochure is available by calling 1-800-934-4448 or online at www.sipc.org. The remaining coverage is provided through Lloyd's London. Please note that this account protection does not protect against losses due to market fluctuation.

THE DISCLOSURE FOUND IN THE FIRST PARAGRAPH UNDER THE HEADING "TAXES" ON PAGE 16 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (currently at a maximum rate of 15%), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of their investments, the Portfolios' distributions will consist primarily of ordinary income. Corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

THE FOLLOWING SUPPLEMENTS THE DISCLOSURE FOUND UNDER THE SUB-HEADING "MISCELLANEOUS" ON PAGE 18 OF THE PROSPECTUS:

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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                       TD WATERHOUSE FAMILY OF FUNDS, INC.

                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                               MUNICIPAL PORTFOLIO
                   CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO
                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                         SUPPLEMENT DATED JUNE 25, 2003
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 26, 2002

THE DISCLOSURE FOUND UNDER THE SUB-HEADING "CAPITAL GAIN DISTRIBUTIONS" ON PAGE 53 OF THE STATEMENT OF ADDITIONAL INFORMATION IS DELETED AND REPLACED WITH THE
FOLLOWING:

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15%), regardless of how long the shareholder has held the Portfolio's shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.

THE DISCLOSURE FOUND IN THE FOURTH PARAGRAPH UNDER THE SUB-HEADING "OTHER TAX INFORMATION" ON PAGE 56 OF THE STATEMENT OF ADDITIONAL INFORMATION IS DELETED AND REPLACED WITH THE FOLLOWING:

Each Portfolio is currently required by law to withhold 28% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.